UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 17, 2011

TRC COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9947	06-0853807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Griffin Road North, Windsor, Connecticut	06095
(Address of Principal Executive Offices)	(Zip Code)

(860) 298-9692
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
TRC Companies, Inc. (the "Company") is filing this Form 8-K/A as an amendment (“Amendment No. 1”) to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on November 23, 2011 (“Original Filing”). The sole purpose of this Amendment No. 1 is to disclose the Company's decision as to how frequently it will conduct future shareholder advisory votes regarding compensation awarded to its named executive officers. No other changes have been made to the Original Filing.

Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Company's 2011 Annual Meeting of Shareholders held on November 17, 2011 its shareholders passed an advisory resolution that an advisory vote on executive compensation be held every three years. The Company has adopted three years as the frequency for the advisory vote on executive compensation.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 26, 2012            TRC Companies, Inc.

By:    /s/ Thomas W. Bennet, Jr.
Thomas W. Bennet, Jr.
Senior Vice President and
Chief Financial Officer